UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 12, 2003
                                                --------------------------------

                              HOLLYWOOD MEDIA CORP.
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               (Exact Name of Registrant as Specified in Charter)

Florida                                0-22908                        65-0385686
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(State or Other Jurisdiction   (Commission File Number)            (IRS Employer
of Incorporation)                                            Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida                          33431
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code       (561) 998-8000
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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

            The following exhibit is furnished in connection with the disclosure pursuant to Item 12 of this Form 8-K.

            99.1  Press Release of Hollywood  Media Corp.  dated August 12, 2003
                  (Hollywood   Media  Reports   Second  Quarter  2003  Financial
                  Results).

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12 of Form 8-K.

On August 12, 2003, we issued a press release announcing Hollywood Media's second quarter 2003 financial results. This information is furnished herewith as
Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HOLLYWOOD MEDIA CORP.

                                 By: /s/ Scott Gomez
                                     -----------------------------------------
                                     Scott Gomez
                                     Vice President of Finance and Accounting

Date: August 12, 2003


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